Exhibit 99.1

NASDAQ Grants Lime Energy’s Request for Revised Filing Schedule

Huntersville, NC — July 2nd, 2013 — On July 2, 2013, Lime Energy Co. (the “Company”) announced that the NASDAQ Hearings Panel (the “Panel”) granted the Company’s request to modify the conditions of the Panel’s March 6, 2013 decision to allow the continued listing of the Company’s common stock on the NASDAQ Stock Market notwithstanding the Company’s previously disclosed failure to satisfy NASDAQ Listing Rule 5250(c)(1) because the Company had not timely filed its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012, September 30, 2012 and March 31, 2013 and its Annual Report on Form 10-K for the year ended December 31, 2012 and (the “2012 10-K”) .

On June 26, 2013, the Company announced a revised schedule for filing its delinquent periodic reports and its restatement of the years ended December 31, 2008, December 31, 2009, December 3, 2010 and December 31, 2011 and the quarter ended March 31, 2012 (the “Affected Periods”) and that the Company had requested that the Panel modify the conditions of its decision.  The Company now expects to file its 2012 10-K and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (the 3rd Quarter 2012 10-Q”) on or before July 31, 2013, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the 1st Quarter 2013 10-Q”) on or before August 9, 2013.  The 2012 10-K will reflect the restatement of the years ended December 31, 2008, December 31, 2009, December 3, 2010 and December 31, 2011 (the “Affected Annual Periods”).  The 3rd Quarter 2012 10-Q will include the restated financial statements for the quarter ended March 31, 2012 (the “Affected Quarterly Period”) and the financial statements for the quarter ended June 30, 2012.

The original conditions of the Panel’s decision were that on or before June 30, 2013, the Company file restated financial statements for the Affected Periods, that it file its Form 10-Q for each of the 2012 quarterly periods on or before July 31, 2013 and that it file its 2012 10-K and 1st Quarter 2013 10-Q on or before August 9, 2013.

As requested by the Company, the Panel modified the conditions of its decision to remove the requirement that separate filings of restated financial statement be made but to require that the 2012 10-K, as described above, be filed on July 31, 2013 rather than August 9, 2013, and the 3rd Quarter 2012 10-Q, as described above, be filed on or before July 31, 2013.  The condition that the Company file its 1st Quarter 2013 10-Q on or before August 9, 2013 was not modified.

Cautionary Statement

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “ “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including how promptly we are able to complete the 2012 10-K , the 3rd Quarter 10-Q and the 1st Quarter 2013 10-Q (each as described in this Report) and whether the Panel grants our request to modify the conditions of its decision, as well as those factors discussed in our Annual Report on Form 10-K, filed on March 16, 2012 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this press release. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Contacts:

Investor Relations

Ashley Conger

(704) 892-4442

aconger@lime-energy.com